UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2026

60 DEGREES PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41719	45-2406880
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1025 Connecticut Avenue NW Suite 1000, Washington, D.C.	20036
(Address of registrant’s principal executive office)	(Zip code)

(202) 327-5422

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SXTP	The Nasdaq Stock Market LLC
Warrants, each warrant to purchase one share of Common Stock	SXTPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 7, 2026, the Company prepared, and as of the date of this notice was preparing for submission to the U.S. Food and Drug Administration (“FDA”), a statistical analysis plan (the “SAP”) for the planned interim analysis of its randomized, placebo-controlled trial of tafenoquine in patients hospitalized with severe babesiosis (NCT0627370). The SAP states the following:

“An interim analysis will be performed at the earlier of (i) 10/30/26 or (ii) after 24 of the 33 planned patients have been randomized and followed for at least 50 days. A conditional power (CP) analysis will be performed for time to sustained clinical resolution (TTSCR) and for time to molecular cure (TTMC), each independently. If the CP is at least 80% then a log-rank test will be performed and a one-sided statistical significance of 0.02137 or less for time to TTSCR will result in early reporting of the study. If the conditional power is between 50% and 80% for either TTSCR or TTMC then a sample size reassessment will be performed. Sample size increase is capped at 33 additional patients (66 total). The results of the interim analysis will be presented to the DSMB for recommendation to the sponsor. The Sponsor and investigators will be blind to the analysis and will not know the calculated clinical power of either endpoint if the study is continued.”

As of the date of this Current Report, the Company had enrolled 23 patients in this study. The Company intends to submit an application for a Commissioner’s National Priority Review Voucher if the outcome of any interim and/or final analysis of the Company’s randomized, placebo-controlled trial of tafenoquine in patients hospitalized with severe babesiosis supports moving forward with a supplementary New Drug Application (sNDA) submission to the FDA before the end of the first quarter of 2028. The Company is providing this disclosure to inform investors regarding its current development and regulatory plans. The Company’s expectations regarding the trial, any future sNDA submission, and any potential voucher application are forward-looking statements and are subject to risks and uncertainties, including the outcome of clinical development, interactions with regulatory authorities, and other factors that could cause actual results to differ materially from those anticipated.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause the Company’s actual results and financial position to differ materially. These risks and uncertainties include uncertainties associated with market conditions and other risks described under the heading “Risk Factors” in the Company’s SEC Filings on Form 10-K and Form 10-Q. The Company assumes no responsibility to update or revise any forward-looking statements to reflect events, trends or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

60 DEGREES PHARMACEUTICALS, INC.

Date: July 9, 2026	By:	/s/ Geoffrey Dow
	Name:	Geoffrey Dow
	Title:	Chief Executive Officer and President

2